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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 16, 2013

HANOVER PORTFOLIO ACQUISITIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-176954	45-2552528
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6320 Canoga Avenue, 15th Floor

Woodland Hills, CA 91367

(Address of principal executive office)(Zip Code)

 Registrant's telephone number, including area code: (800) 489-4774

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Acquisition of WeHealAnimals, Inc.

On November 16, 2013, Hanover Portfolio Acquisitions, Inc., a Delaware corporation (the “Company”), entered into an Acquisition Agreement (the “Acquisition Agreement”) with (i) WeHealAnimals ,Inc. (“WHA”) and (ii) the sole shareholder of WHA (the “Shareholder”) pursuant to which the Company acquired all of the outstanding shares of WHA in exchange for the issuance of 300,000 shares of our common stock, par value $0.0001 per share and $96,000 to the Shareholder (the “Share Exchange”). As a result of the Share Exchange, WHA became a wholly-owned subsidiary of the Company and all of the equity of WHA including its and its sole shareholder’s intellectual property becomes the property of the Company.

WHA is a Nevada corporation with intellectual property in the fields of bio-technology and extracellular matrix utilizing time-varying electromagnetic frequencies (“TVEMF”) for applications on people and animals that management believes can be developed to the benefit of the Company and its shareholders.  Our Chief Scientist, Dr. Rudd, was formerly Chairman and Chief Scientist of Regenetech, Inc. Regenetech was acquired by a company that wanted its technology, biomolecules grown in microgravity, for use in cosmetics. Dr. Rudd left Regenetech with exclusive rights to the TVEMF and stem cell technologies, including the patents and patent applications relating thereto. Dr. Rudd has become our Chief Scientist, and we have purchased those rights from him.

The foregoing description of the Acquisition Agreement is qualified in its entirety by reference to the provisions of the Acquisition Agreement filed as Exhibit 2.1 to this Report, which is incorporated by reference herein.

Other than in respect to the transaction, there is no material relationship between WHA’s sole stockholder and any of the Company’s affiliates, directors or officers, except that Dr. Rudd has been our chief scientist and director of IP since September 1, 2013.

Item 2.01 Completion of Acquisition or Disposition of Assets.

Reference is made to the disclosure set forth under Item 1.01 of this Report, which disclosure is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

Reference is made to the disclosure set forth under Item 1.01 of this Report, which disclosure is incorporated herein by reference.

The shares of common stock issued to Dr. Rudd in exchange for the shares of WHA were offered and sold to Dr. Rudd in a private transaction in reliance upon exemption from registration pursuant to Section 4(2) of the Securities Act of 1933 (the “Securities Act”) as a transaction by an issuer not involving any public offering.

Item 9.01 Financial Statements and Exhibits.

Exhibits

Exhibit
Number	Description
10.1	Acquisition Agreement, dated November 16, 2013, by and among Hanover Portfolio Acquisitions, Inc., WeHealAnimals, Inc., and Dr. Rudd, the sole shareholder of WeHealAnimals, Inc..

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 19, 2013

HANOVER PORTFOLIO ACQUISITIONS, INC.

By:	/s Alan Collier
Alan Collier Chief Executive Officer

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